--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                               Growth Stock Fund
--------------------------------------------------------------------------------
                                 June 30, 1997
--------------------------------------------------------------------------------

Report Highlights
================================================================================
Growth Stock Fund

o During the past six months, the stock market continued its advance into record territory in an ideal environment of solid earnings growth and low inflation.

o The Growth Stock Fund posted a robust return for the past six months, surpassing the Lipper average for similar funds but lagging the S&P 500.

o Dollar-denominated returns from foreign securities, and the narrow base of robust domestic stock performance, impaired fund results versus the broad market.

o Portfolio holdings reflect our emphasis on companies with strong product leadership and the successful use of free cash flow.

o Stock prices have entered unchartered waters, and we do not expect the torrid returns of recent years to be sustained.

Fellow Shareholders
================================================================================

     During the last six months, the unmanaged Standard & Poor's 500 Stock Index continued its unprecedented advance, returning 20.61% following a 22.96% return in 1996 and 37.58% in 1995. A near-perfect environment of solid earnings growth, low inflation, and strong cash flow into mutual funds fueled the gains.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/97                     6 Months        12 Months
--------------------------------------------------------------------------------
Growth Stock Fund                            14.82%           29.79%
S&P 500                                      20.61            34.70
Lipper Growth Funds Average                  14.28            23.96
================================================================================

     Your fund returned 14.82% during the past six months and 29.79% during the past 12 months. Performance trailed the S&P 500 but was slightly ahead of the Lipper Growth Funds Average over the shorter period and significantly ahead of the peer group average for the year. Relative performance against the broad market was hindered by the strong appreciation of the dollar, which dampened returns for U.S. investors in foreign securities. However, aside from the currency factor, investments in foreign stocks posted similar returns to those of the U.S. market.

MARKET ENVIRONMENT

     If one could create an almost perfect environment for stocks, it would look precisely like the scenario that has existed for the last few years in the U.S. The economy continued to move forward at a brisk clip, and companies continued to leverage this growth into far greater earnings than they have generated in decades, due to productivity advances and a focus on "economic value added" practices. This has occurred without the aid of accelerating price increases, which has helped keep inflation in check, producing a favorable interest rate environment.

     Although the Federal Reserve stepped in and raised the federal funds rate in March, long-term rates have remained low. Strong first quarter GDP growth moderated in the second quarter, taking pressure off the Fed for a second rate increase later in the spring. Although wage pressure is mounting somewhat, companies so far have been able to deal with slightly higher labor costs through the use of technological innovations that have lowered other operating expenses.

     Conditions in the rest of the world were mixed. Europe's economies remained sluggish except in the U.K. where business was strong. Latin American economies continued to recover and inflation remained in check. Far Eastern stock markets were dragged down by the commodity-related nature of most companies in the region.

     In this competitive global environment, where price advantages are difficult to sustain and companies are expanding their reach, strong management and product leadership have become increasingly important. We continue to emphasize these types of companies in our selection of stocks for the fund.

INVESTMENT REVIEW

     Over the first six months of 1997, your fund's return was strong in absolute terms and relative to its peer group but lagged the S&P 500 Index.

================================================================================
Portfolio Characteristics
--------------------------------------------------------------------------------
                                            Growth Stock
                                                Domestic
As of 6/30/97                                  Portfolio          S&P 500
--------------------------------------------------------------------------------
Earnings Growth Rate
     Past 5 Years                                   19.0%            15.1%
     Projected 5 Years *                            15.8             12.4

Dividend Growth Rate
     Past 5 Years                                    9.1              8.8
     Projected 5 Years *                            12.0             10.5

Return on Equity
     Past 5 Years                                   20.0             18.7
     Projected 5 Years *                            19.1             18.6

Long-Term Debt as
Percent of Capital                                  28.1             31.0

P/E Ratio (12-month forward
projected earnings)                                 21.8 X           18.7 X

* Forecasts are based on T. Rowe research and are in no way indicative of future investment returns.
================================================================================

     There are two main reasons why your fund trailed the overall market. First, many international markets underperformed the U.S., especially in dollar terms. Few overseas economies currently offer the strong growth with little inflation that exists in the U.S. For example, the economy in the U.K. is growing steadily, but rising interest rates and a subsequently strong currency hurt stock market returns as well as the earnings of multinational growth companies. In continental Europe, the interest rate environment was favorable, but economic growth has so far been limited, and weakening currencies impaired dollar-denominated returns. During the past six months, your fund's return from international stocks was 9.7%.

     Second, the top 50 stocks in the S&P 500 returned an average of 24.38% while the bottom 450 were up only 16.62%. Although we own many of the larger stocks in the index, this narrow base of strong performance affected funds with a different stock weighting from the index as a whole. We maintained an underweighting in the top-performing 50 stocks because of what we consider to be extreme valuations in this group. Coca-Cola is just one example, with a stock price trading in excess of 40 times current earnings at the end of June. While Coca-Cola remains a great company, we believe its valuation is excessive and that it would not be in the best interest of shareholders to include the stock in the portfolio at this time.

     During the past six months, several portfolio holdings contributed strongly to fund performance, including GE and BERKSHIRE HATHAWAY, two of our largest positions. The fund was also helped by large weightings in pharmaceutical stocks such as PFIZER, WARNER-LAMBERT, and NOVARTIS. Our technology investments, including MICROSOFT, BMC SOFTWARE, ORACLE, and FIRST DATA, were also rewarding.

     On the negative side, performance was hindered by BOSTON CHICKEN, where earnings growth slowed, by acquisition problems at IKON OFFICE SOLUTIONS and PACIFICARE HEALTH SYSTEMS, and also by several foreign holdings such as GRANADA.

PORTFOLIO MANAGEMENT

     This is my first report to you since becoming chairman of your fund's Investment Advisory Committee last February, and I would like to share my approach to growth investing as well as my current perspective on the market. Since I have been a long-standing member of the fund's Investment Advisory Committee, you should expect more continuity than change.

     Growth comes from two main areas: product leadership in fast-growing markets, and the generation and successful deployment of free cash flow. In finding new investments and in selling old ones, our focus will continue to be on these areas.

     Reflecting our focus on growth markets, we added to positions in Pfizer, MEDTRONIC, 3COM, First Data, and ANALOG DEVICES. We also initiated positions in MOTOROLA, PARAMETRIC TECHNOLOGY, CARNIVAL, CUC INTERNATIONAL, BAXTER INTERNATIONAL, and JOHNSON & JOHNSON. Reflecting our focus on the generation and deployment of cash, we added to PHILIP MORRIS and FAIRFAX FINANCIAL. In addition, we initiated positions in HEALTHSOUTH, CITICORP, MATTEL, WAL-MART, and TRIBUNE.

     On a sector basis, we slightly lowered our weighting in financial stocks and added to technology holdings. In all cases, we took advantage of attractive prices to buy leading companies in their respective markets.

     Among major sales, we had a small position in Boston Chicken at the end of June, which we completely eliminated in July. We also eliminated APRIA HEALTHCARE and CASCADE COMMUNICATIONS and reduced holdings in FREDDIE MAC, UNUM, CIRCUIT CITY STORES, HASBRO, and DISNEY due to their high valuations or weakening fundamentals. REVCO was eliminated from the portfolio when it was merged into CVS.

OUTLOOK

     Although investors have benefited from an ideal environment for stocks, particularly those of large growth companies, it is important to realize that stocks tend to rise with earnings and cash flow growth over time. While your fund's investments are in companies offering both strong earnings and cash flow growth, we believe the prices of many stocks have outpaced these growth rates. Such strong performance is not likely to continue indefinitely, and we anticipate more modest returns in the months ahead.

     [Chart showing the history of the average (unweighted) P/E ratio of the fund's U.S. portfolio companies compared with the P/E ratio of the S&P 500 Stock Index.]

     As the fund's year-end report stated, the market has experienced annual increases of 20% or more six times since 1900, but it has never appreciated 20% or more for three consecutive years. The average return in the third year following this type of growth has been a loss of 8%. At present, we are in unchartered waters where caution is warranted.

     We expect the economy to continue to moderate in the second half but we still anticipate respectable growth. We believe your portfolio, which consists of leading companies with both great management and high levels of free cash flow, should continue to perform well over the long term.

     We welcome all new shareholders to the Growth Stock Fund, and we will continue to work diligently on your behalf in our search for attractive ideas, both here and abroad.

Respectfully submitted,

/s/

Robert W. Smith
Chairman of the Investment Advisory Committee

July 18, 1997

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/97
Berkshire Hathaway ........................................                3.1%
Freddie Mac ...............................................                3.0
GE ........................................................                2.9
Royal Dutch Petroleum .....................................                2.1
Danaher ...................................................                1.8
ACE Limited ...............................................                1.7
First Data ................................................                1.7
PartnerRe Holdings ........................................                1.5
Philip Morris .............................................                1.5
AlliedSignal ..............................................                1.4
Pfizer ....................................................                1.4
Fannie Mae ................................................                1.3
Hutchison Whampoa .........................................                1.3
Microsoft .................................................                1.3
BMC Software ..............................................                1.2
Oracle ....................................................                1.2
Norwest ...................................................                1.2
UNUM ......................................................                1.2
Novartis ..................................................                1.1
Disney ....................................................                1.1
Corning ...................................................                1.1
PepsiCo ...................................................                1.0
Fairfax Financial .........................................                1.0
Merck .....................................................                1.0
Columbia/HCA Healthcare ...................................                1.0
--------------------------------------------------------------------------------
Total .....................................................               38.1%
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/97

Ten Largest Purchases
--------------------------------------------------------------------------------
Citicorp *
Parametric Technology *
Tribune *
Merck
Philip Morris
Mobil *
Newmont Mining
World Com *
Johnson & Johnson *
Sara Lee *

Ten Largest Sales
--------------------------------------------------------------------------------
Freddie Mac
Revco ***
Heinz **
Fund American Enterprises **
Tupperware **
Circuit City Stores
Cooper Cameron
UNUM
Electronic Data Systems
Berkshire Hathaway

*    Position added
**   Position eliminated
***  Acquired by another company
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Growth Stock Fund SEC CHart Shown Here]


Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 6/30/97            1 Year      3 Years       5 Years     10 Years
--------------------------------------------------------------------------------
Growth Stock Fund                 29.79%       24.22%        18.67%       12.63%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

Unaudited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                           6 Months           Year
                                              Ended          Ended
                                            6/30/97       12/31/96       12/31/95       12/31/94        12/31/93      12/31/92
NET ASSET VALUE
Beginning of period ...............      $    26.18     $    23.35     $    18.75     $    20.42     $    18.66     $    18.75
Investment activities
    Net investment income .........            0.11           0.19           0.23           0.18           0.17           0.18
    Net realized and
    unrealized gain (loss) ........            3.77           4.89           5.57          (0.01)          2.72           0.94
    Total from
    investment activities .........            3.88           5.08           5.80           0.17           2.89           1.12
Distributions
    Net investment income .........            --            (0.19)         (0.23)         (0.18)         (0.14)         (0.18)
    Net realized gain .............            --            (2.06)         (0.97)         (1.66)         (0.99)         (1.03)
    Total distributions ...........            --            (2.25)         (1.20)         (1.84)         (1.13)         (1.21)
NET ASSET VALUE
End of period .....................      $    30.06     $    26.18     $    23.35     $    18.75     $    20.42     $    18.66
Ratios/Supplemental Data
Total return ......................           14.82%         21.70%         30.97%          0.89%         15.56%          5.99%
Ratio of expenses to
average net assets ................            0.76%+         0.77%          0.80%          0.81%          0.82%          0.83%
Ratio of net investment
income to average
net assets ........................            0.81%+         0.74%          1.09%          0.91%          0.86%          0.94%
Portfolio turnover rate ...........            45.6%+         49.0%          42.5%          54.0%          35.3%          27.4%
Average commission
rate paid .........................      $   0.0110     $   0.0426           --             --             --             --
Net assets, end of period
(in millions) .....................      $    3,963     $    3,431     $    2,762     $    2,068     $    1,976     $    1,946
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited                                                          June 30, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                  Shares/Par          Value
                                                                    In thousands
Common Stocks & Warrants  92.2%
FINANCIAL  20.3%
Bank and Trust  5.7%
Banca Fideuram (ITL) ............................       5,260,000       $ 17,192
Cho Hung Bank (KRW) .............................       1,008,908          6,703
Citicorp ........................................         300,000         36,169
Lippo Bank (IDR) ................................           5,000              5
Maculan (ATS) ...................................           3,999             46
Mellon Bank .....................................         250,000         11,281
Northern Trust ..................................         540,000         26,140
Norwest .........................................         825,000         46,406
Societe Generale (FRF) ..........................          75,000          8,372
Societe Generale de Surveillance (CHF) ..........           7,320         15,643
Toronto- Dominion Bank (CAD) ....................         750,000         22,267
Wells Fargo .....................................         140,000         37,730
                                                                         227,954

Insurance  6.9%
ACE Limited .....................................         930,000         68,704
Erie Indemnity ..................................         190,600          7,433
EXEL ............................................         447,400         23,600
Leucadia National ...............................         275,000          8,508
PartnerRe Holdings ..............................       1,255,409         47,863
PartnerRe Holdings, Warrants, 11/04/00 *++ ......         531,665         11,654
St. Paul Companies ..............................         300,000         22,875
UNUM ............................................       1,100,000         46,200
Zurich Reinsurance ..............................         900,000         35,550
                                                                         272,387

Financial Services  7.7%
AMBAC ...........................................         400,000         30,550
Fairfax Financial (CAD) * .......................         109,400         31,689
Fairfax Financial (144a) (CAD) * ................          28,500          8,255
Fannie Mae ......................................       1,220,400         53,240
Freddie Mac .....................................       3,500,000        120,312
H&R Block .......................................       1,100,000         35,475
Travelers Group .................................         428,400         27,016
                                                                         306,537
Total Financial .................................                        806,878

UTILITIES  0.1%
Telephone  0.1%
Telecom Italia Mobile (ITL) .....................       2,000,000       $  6,433
Total Utilities .................................                          6,433

CONSUMER NONDURABLES  19.7%
Beverages  1.3%
LVMH (FRF) ......................................          40,000         10,754
PepsiCo .........................................       1,100,000         41,319
                                                                          52,073

Food Processing  0.7%
Hershey Foods ...................................         100,000          5,531
Sara Lee ........................................         550,000         22,894
                                                                          28,425

Hospital Supplies/Hospital Management  3.5%
Baxter International ............................         431,000         22,520
Boston Scientific * .............................         450,000         27,647
Columbia/HCA Healthcare .........................       1,000,000         39,312
HealthSouth * ...................................       1,150,000         28,678
Medtronic .......................................         251,000         20,331
                                                                         138,488

Biotechnology  1.2%
Biogen * ........................................         350,000         11,867
Genentech * .....................................         600,000         35,363
                                                                          47,230

Pharmaceuticals  6.7%
Ares-Serono (CHF) ...............................           2,500          3,622
Astra (SEK) .....................................       1,600,000         28,233
Johnson & Johnson ...............................         410,000         26,394
Merck ...........................................         380,000         39,330
Novartis (CHF) ..................................          28,000         44,762
Pfizer ..........................................         455,000         54,372
Warner-Lambert ..................................         275,000         34,169
Zeneca Group (GBP) ..............................       1,000,000         33,073
                                                                         263,955

Miscellaneous Consumer Products  6.3%
Corning .........................................         791,500         44,027
CUC International * .............................       1,000,000       $ 25,813
Hasbro ..........................................         262,500          7,448
Mattel ..........................................         800,000         27,100
Philip Morris ...................................       1,300,900         57,727
Procter & Gamble ................................         165,000         23,306
Service Corp. ...................................         636,500         20,925
Tomkins (GBP) ...................................       5,400,000         23,561
Unilever N.V. ADR ...............................          90,000         19,620
                                                                         249,527
Total Consumer Nondurables ......................                        779,698

CONSUMER SERVICES  9.1%
Restaurants  0.4%
Boston Chicken *        64,300      898
McDonald's ......................................         250,000         12,078
Outback Steakhouse * ............................         200,000          4,832
                                                                          17,808

General Merchandisers  0.4%
Circuit City Stores                                       400,000         14,225
                                                                          14,225

Specialty Merchandisers  2.0%
CVS .............................................         221,050         11,329
Home Depot ......................................         300,000         20,681
Kohl's * ........................................         300,200         15,892
Tag Heuer ADR * .................................         910,600         13,716
Wal-Mart ........................................         500,000         16,906
                                                                          78,524

Health Care Services  0.2%
PacifiCare Health Systems (Class B) *                     100,000          6,384
                                                                           6,384

Entertainment and Leisure  2.9%
Carnival (Class A) ADR ..........................         500,000         20,625
Disney ..........................................         550,000         44,138
Hutchison Whampoa (HKD) .........................       6,000,000         51,889
                                                                         116,652

Media and Communications  3.2%
Elsevier (NLG) ..................................       1,700,000         28,407
Granada (GBP) ...................................       1,400,000         18,418
Schibsted (NOK) .................................         670,000         13,255
Total Access Communications .....................         300,000          1,392
Tribune .........................................         700,000         33,644
VNU (NLG) .......................................         700,000         15,477
Wolters Kluwer (NLG) ............................         125,000         15,220
                                                                         125,813
Total Consumer Services 359,406

CONSUMER CYCLICALS  1.8%
Building and Real Estate  1.8%
Masco ...........................................         650,000         27,137
Security Capital, (144a) * ......................         965,000         14,379
Starwood Lodging, REIT ..........................         750,000         32,016
Total Consumer Cyclicals ........................                         73,532

TECHNOLOGY  16.7%
Networking  2.0%
3Com * ..........................................         580,000         26,082
Ascend Communications * .........................         325,000         12,766
Cisco Systems * .................................         550,000         36,936
FORE Systems * ..................................         200,000          2,719
                                                                          78,503

Electronic Components  3.6%
Analog Devices * ................................         666,666         17,708
Intel ...........................................         250,000         35,399
Linear Technology ...............................         491,800         25,405
Maxim Integrated Products * .....................         526,000         29,883
Molex (Class A) .................................         375,000         13,043
Motorola ........................................         200,000         15,200
Xilinx * ........................................         160,000          7,845
                                                                         144,483

Electronic Systems  1.0%
Dell Computer * .................................          90,000         10,566
Hewlett-Packard .................................         485,000         27,160
                                                                          37,726

Computer Services  2.4%
Automatic Data Processing .......................         500,000         23,500
Autotote (Class A) * ............................          37,131             47
Electronic Data Systems .........................          80,200          3,288
First Data ......................................       1,526,942       $ 67,090
                                                                          93,925

Computer Software  4.6%
BMC Software * ..................................         850,000         47,122
Microsoft * .....................................         395,000         49,955
Oracle * ........................................         925,000         46,568
Parametric Technology * .........................         720,000         30,623
PLATINUM technology * ...........................         701,700          9,385
                                                                         183,653

Telecommunications  2.8%
Cox Communications (Class A) * ..................         700,000         16,800
Lucent Technologies .............................         125,000          9,008
Telecomunicacoes Brazil ADR .....................         100,000         15,175
Vodafone (GBP) ..................................       2,600,000         12,686
Vodafone ADR ....................................         500,000         24,219
World Com .......................................       1,000,000         31,968
                                                                         109,856

Aerospace and Defense  0.3%
Boeing ..........................................         260,000         13,796
                                                                          13,796
Total Technology ................................                        661,942

CAPITAL EQUIPMENT  9.3%
Electrical Equipment  4.7%
AlliedSignal ....................................         665,000         55,860
GE ..............................................       1,750,000        114,406
Getronics (NLG) * ...............................         430,000         13,889
                                                                         184,155

Capital Equipment  0.8%
Tyco International                                        449,000         31,234
                                                                          31,234

Machinery  3.8%
Danaher .........................................       1,400,000         71,137
Mannesmann (DEM) ................................          39,500         17,597
S I G Schweis (CHF) .............................           6,000         18,185
Teleflex ........................................         817,800         25,556
TriMas ..........................................         700,000         19,688
                                                                         152,163
Total Capital Equipment .........................                        367,552

BUSINESS SERVICES AND
TRANSPORTATION  4.9%
Distribution Services  0.4%
Ikon Office Solutions                                     662,700         16,526
                                                                          16,526

Miscellaneous Business Services  3.2%
ADT * ...........................................         368,200         12,150
Assa-Abloy (Class B) (SEK) ......................         350,000          7,149
Corporate Express * .............................         750,000         10,805
Interpublic Group ...............................         400,000         24,525
Mutual Risk Management ..........................         738,666         33,886
Reuters ADR .....................................         125,000          7,879
Securitas (Class B) (SEK) .......................         400,000         11,273
USA Waste Services * ............................         450,000         17,381
                                                                         125,048

Environmental  0.6%
Rentokil Initial (GBP) ..........................       7,000,000         24,550
                                                                          24,550

Airlines  0.7%
Swire Pacific (Class A) (HKD) ...................       3,000,000         27,010
                                                                          27,010
Total Business Services and Transportation ......                        193,134

ENERGY  3.8%
Energy Services  1.0%
Cooper Cameron * ................................         150,000          7,013
Halliburton .....................................         200,000         15,850
Schlumberger ....................................         150,000         18,750
                                                                          41,613

Integrated Petroleum - International  2.8%
Mobil ...........................................         400,000         27,950
Royal Dutch Petroleum ADR .......................       1,500,000         81,562
                                                                         109,512
Total Energy ....................................                        151,125

PROCESS INDUSTRIES  2.0%
Specialty Chemicals  0.9%
Great Lakes Chemical                                      698,300         36,573
                                                                          36,573

Paper and Paper Products  1.1%
Kimberly-Clark ..................................         640,000         31,840
Kimberly-Clark Mexico (Class A) (MXN) ...........       2,550,000         10,171
                                                                          42,011
Total Process Industries ........................                         78,584

BASIC MATERIALS  0.7%
Metals  0.0%
Rustenburg Platinum ADR                                        58              1
                                                                               1

Mining  0.7%
Newmont Mining ..................................         700,000         27,300
                                                                          27,300
Total Basic Materials ...........................                         27,301

MISCELLANEOUS  3.8%
Conglomerates  3.3%
Berkshire Hathaway (Class A) * ..................           2,600        122,720
Hagemeyer (NLG) .................................         150,000          7,749
                                                                         130,469

Other Miscellaneous Securities  0.5%
Other Miscellaneous Common Stocks ...............                         20,756
                                                                          20,756
Total Miscellaneous .............................                        151,225
Total Common Stocks & Warrants (Cost  $2,065,148)                      3,656,810

Preferred Stocks  0.4%
Banco Bradesco (BRL) ............................    1,599,434,539        16,046
Total Preferred Stocks (Cost  $6,118) ...........                         16,046

Short-Term Investments  7.9%
Certificates of Deposit  1.0%
First Tennessee Bank, 5.70%, 7/17/97 ............      $10,000,000        10,000
Morgan Guaranty, 5.90%, 9/30/97 .................       10,000,000        10,005
Union Bank Treasury Division, 5.55%, 7/11/97 ....       10,000,000        10,000
World Savings Bank, 5.57%, 7/8/97 ...............       10,000,000        10,000
    40,005

Commercial Paper  6.3%
Allied Signal, 4(2), 5.58%, 7/15/97 $ ...............      10,000,000   $  9,978
Asset Securitization Cooperative, 4(2)
        5.57%, 7/14/97 ..............................      10,000,000      9,980
Associates First Capital, 5.57%, 8/7/97 .............      10,000,000      9,943
Bank Of New York, 5.52 - 5.53%, 7/10 - 7/28/97 ......      20,000,000     19,945
Beta Finance, 4(2), 5.58%, 9/19/97 ..................      10,000,000      9,876
BT Securities, 5.57%, 8/25/97 .......................      10,000,000      9,915
Corporate Asset Funding, 4(2), 5.53%, 7/21/97 .......      10,000,000      9,969
Countrywide Funding, 5.60%, 7/22/97 .................      10,000,000      9,967
Delaware Funding, 4(2), 5.57%, 7/16/97 ..............      10,000,000      9,977
Falcon Asset Securitization, 4(2), 5.57%, 9/22/97 ...      10,000,000      9,871
FCAR Owner Trust Series I, 5.53%, 7/10/97 ...........      10,000,000      9,986
Finova Capital, 5.60%, 9/9/97 .......................      10,000,000      9,891
Ford Credit Europe, 5.57%, 7/14/97 ..................      10,000,000      9,980
GMAC, 5.32%, 8/29/97 ................................      10,000,000      9,913
International Lease Finance, 5.50%, 7/7/97 ..........      10,000,000      9,991
Island Finance of Puerto Rico, 5.57%, 8/22/97 .......      10,000,000      9,919
Jefferson Pilot, 5.55%, 7/22/97 .....................      10,000,000      9,968
Merrill Lynch, 5.56 - 5.58%, 7/9 - 8/20/97 ..........      30,000,000     29,864
National Rural Utilities Cooperative Finance
        5.55%, 9/8/97 ...............................      10,000,000      9,894
Investments in Commercial Paper through a Joint Account
        6.05 - 6.20%, 7/1/97 ........................      32,766,160     32,766
                                                                         251,593

Medium-Term Notes  0.3%
PHH, VR, 5.69%, 7/10/97                                 10,000,000        10,000
                                                                          10,000

Structured Investment Vehicles  0.3%
Short Term Card Account Trust, VR, (144a)
        5.71%, 7/15/97 ..........................        10,000,000       10,000
                                                                          10,000
Total Short-Term Investments (Cost $   311,598)..                        311,598

Total Investments in Securities
100.5% of Net Assets (Cost $2,382,864) ..........                   $ 3,984,454
Other Assets Less Liabilities ...................                       (21,767)
NET ASSETS ......................................                   $ 3,962,687
Net Assets Consist of:
Accumulated net investment income -
net of distributions ............................                   $    14,636
Accumulated net realized gain/loss -
net of distributions ............................                       248,937
Net unrealized gain (loss) ......................                     1,601,523
Paid-in-capital applicable to 131,843,819
shares of $1.00 par value capital stock
outstanding; 200,000,000 shares authorized ......                     2,097,591
NET ASSETS ......................................                   $ 3,962,687
NET ASSET VALUE PER SHARE .......................                   $     30.06

*    Non-income producing
++ Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 0.29% of net assets.
REIT Real Estate Investment Trust
VR   Variable rate
4(2) Commercial  paper  sold  within  terms of a private  placement  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased  pursuant to Rule 144a under the  Securities  Act of
     1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.82% of net assets.
ATS  Austrian schilling
BRL  Brazilian real
CAD  Canadian dollar
CHF  Swiss franc
DEM  German deutschemark
FRF  French franc
GBP  British sterling
HKD  Hong Kong dollar
IDR  Indonesian rupia
ITL  Italian lira
KRW  S. Korean won
MXN  Mexican peso
NLG  Dutch guilder
NOK  Norwegian krone
SEK  Swedish krona
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Operations

                                                                    In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/97
Investment Income
Income
    Dividend (net of foreign taxes of $ 1,229) ...............        $  21,668
    Interest .................................................            6,475
    Total income .............................................           28,143
Expenses
    Investment management ....................................           10,334
    Shareholder servicing ....................................            2,944
    Custody and accounting ...................................              214
    Prospectus and shareholder reports .......................              118
    Registration .............................................               23
    Legal and audit ..........................................               12
    Directors ................................................               12
    Miscellaneous ............................................               11
    Total expenses ...........................................           13,668
Net investment income ........................................           14,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities ...............................................          219,031
    Foreign currency transactions ............................             (258)
    Net realized gain (loss) .................................          218,773
Change in net unrealized gain or loss
    Securities ...............................................          278,499
    Other assets and liabilities
    denominated in foreign currencies ........................              (56)
    Change in net unrealized gain or loss ....................          278,443
Net realized and unrealized gain (loss) ......................          497,216
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................        $ 511,691
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands
    6 Months    Year
    Ended   Ended
    6/30/97 12/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income ........................   $    14,475    $    22,689
    Net realized gain (loss) .....................       218,773        226,082
    Change in net unrealized gain or loss ........       278,443        365,010
    Increase (decrease) in net
    assets from operations .......................       511,691        613,781
Distributions to shareholders
    Net investment income ........................             -        (23,110)
    Net realized gain ............................             -       (250,078)
    Decrease in net assets from distributions ....             -       (273,188)
Capital share transactions *
    Shares sold ..................................       226,184        440,441
    Distributions reinvested .....................             -        259,226
    Shares redeemed ..............................      (205,997)      (371,279)
    Increase (decrease) in net
    assets from capital
    share transactions ...........................        20,187        328,388
Net Assets
Increase (decrease) during period ................       531,878        668,981
Beginning of period ..............................     3,430,809      2,761,828
End of period ....................................   $ 3,962,687    $ 3,430,809
*Share information
    Shares sold ..................................         8,329         17,612
    Distributions reinvested .....................             -          9,845
    Shares redeemed ..............................        (7,541)       (14,667)
    Increase (decrease) in shares outstanding ....           788         12,790
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited                                                          June 30, 1997
================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 1, 1950.

     VALUATION Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

     Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     COMMERCIAL PAPER JOINT ACCOUNT The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $769,950,000 and $927,355,000, respectively, for the six months ended June 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,382,864,000, and net unrealized gain aggregated $1,601,590,000, of which $1,634,775,000 related to appreciated investments and $33,185,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,849,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% f or the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,642,000 for the six months ended June 30, 1997, of which $407,000 was payable at period-end.

     During the six months ended June 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $42,568,000 with certain affiliates of the manager and paid commissions of $218,000 related thereto.


T.Rowe Price Shareholder Services
================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [Registration Mark] and T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

     COMBINED  STATEMENT  Overview of your T. Rowe Price  accounts.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  EDUCATIONAL  reports  on  investment   strategies  and  financial
markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified   Small-Cap  Growth
Dividend  Growth
Equity  Income
Equity  Index
Financial  Services
Growth  &  Income
Growth  Stock
Health  Sciences
Media & Telecommunications
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap  Stock**
Small-Cap  Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy   Income
Personal   Strategy   Balanced
Personal   Strategy  Growth
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access [Registration Mark]:
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                          410-625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                               www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
              T. Rowe Price Growth Stock Fund [Registration Mark].

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.            F40-051 6/30/97